EXHIBIT 32.2

CERTIFICATION OF THE CEO AND CFO PURSUANT
TO 18 U.S.C. SECTION 1350 AS ADOPTED
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Aperture Health, Inc. (the "Company") on Form 10-K for the year ending June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis X. Pisano Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

3.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

4.	The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.

Date: October 13, 2008	By: /s/ Francis X. Pisano Francis X. Pisano, Principal Financial Officer